New Jersey Resources

NJBIZ Best Places to Work NJ 2008

AGA Financial Forum
Miami Beach, Fl
May 5, 2008

Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can also be identified by the use of forward-looking terminology such as “may,” “intend,” “expect,” or “continue” or comparable terminology and are made based upon management’s expectations and beliefs concerning future developments and their potential effect upon New Jersey Resources (NJR or the Company). There can be no
assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.
The Company cautions persons reading or hearing this presentation that the assumptions that form the basis for forward-looking statements regarding customer growth, customer usage, financial condition, results of operations, cash flows, capital requirements, market risk and other matters for fiscal 2008 and thereafter include many factors that are beyond the Company’s ability to control or estimate precisely, such as estimates of future market conditions, the behavior of other market participants and changes in the debt and equity capital markets. The factors that could cause actual results to differ materially from NJR’s expectations include, but are not limited to, such things as weather, economic conditions and demographic changes in the New Jersey Natural Gas (NJNG) service territory, rate of NJNG customer growth, volatility of natural gas commodity prices, its impact on customer usage and NJR Energy Service's (NJRES) operations, the impact on the Company’s risk management efforts, changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to the Company,  commercial and wholesale credit risks, including the creditworthiness of customers and counterparties, the ability to obtain governmental approvals and/or financing for the construction, development and operation of certain non-regulated energy markets, risks associated with the management of the Company’s joint venture and partnerships, the impact of governmental regulation (including the regulation of rates), fluctuations in energy-related commodity prices, conversion activity and other marketing efforts, actual energy usage of NJNG’s customers, the pace of deregulation of retail gas markets, access to adequate supplies of natural gas, the regulatory and pricing policies of federal and state regulatory agencies, the ultimate outcome of pending regulatory proceeding, in particular, the base rate case filing, changes due to legislation at the federal and state level, the availability of an adequate number of appropriate counterparties in the wholesale energy trading market, sufficient liquidity in the wholesale energy trading market and continued access to the capital markets, the disallowance of recovery of environmental-related expenditures and other regulatory changes, environmental-related and other litigation and other uncertainties, the effects and impacts of inflation on NJR and its subsidiaries operations, change in accounting pronouncements issued by the appropriate standard setting bodies, terrorist attacks or threatened attacks on energy facilities or unrelated energy companies and other uncertainties. While the Company periodically reassesses material trends and uncertainties affecting the Company’s results of operations and financial condition in connection with its preparation of management’s discussion and analysis of results of operations and financial condition contained in its
Quarterly and Annual Reports, the Company does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.
Regarding Forward-Looking Statements

Included in this presentation are the non-GAAP financial measures, Financial Margin and Net Financial Earnings. Financial margin represents operating revenues from the sale of natural gas sales less gas purchases, and excludes the accounting impacts of unrealized gains and losses from derivative instruments. These accounting impacts represent the change in fair value of these financial instruments, which represent futures and swaps designed to economically hedge forecasted natural gas purchases, sales and transportation, and are primarily open positions resulting in unrealized gains or losses. Net financial earnings represents net income excluding the accounting impacts of unrealized gains and losses from these derivative instruments, net of taxes. Financial Margin and Net Financial Earnings should not be considered as alternatives to GAAP measures, such as cash flow, net income, operating income, earnings per share or any other GAAP measure of liquidity or financial performance. Because Net Financial
Earnings and Financial Margin are non-GAAP financial measures, we provide a reconciliation to operating income and net income, which, respectively, are the most directly comparable financial measures calculated and presented in accordance with GAAP. For a discussion of these non-GAAP financial measures, please see Item 7 of our Annual
Report on Form 10-K for the fiscal year ending September 30, 2007 and for reconciliations to the most comparable GAAP measures, please see our Current Report on Form 8-
K, filed on December 11, 2007.
Management uses Financial Margin and Net Financial Earnings as performance metrics to reflect the economic performance of our businesses prior to the actual settlement of certain forecasted transactions and related derivative instruments. Our management believes that these financial measures are more reflective of our operations, provide transparency to investors and enable period-to-period comparability of financial performance. By using Financial Margin and Net Financial Earnings as performance measures, our management reviews the results of operations without the volatility of certain forecasted transactions and related derivative instruments to measure the economic impact that its businesses are having.
Disclaimer Regarding Non-GAAP Financial Measures

Distribution
Wholesale
Energy Services
Midstream
Growing service area;
close to NYC and Phila.
Constructive regulatory
environment
Rate base and margin
growth
opportunities
Transportation
and storage portfolio
Disciplined risk
management
Asset optimization
Ancillary services
Iroquois Pipeline
equity owner
Steckman Ridge
storage project
Retail and Other
Appliance and
service contracts
Installations
Commercial markets
NJR Today

• Achieve long-term NFE growth of 5 percent or better
• Grow dividend a minimum of 5 percent annually
 – Increased dividend 10.5 percent
• Use Share Repurchase Plan opportunistically
• Achieve a total return in top 25 percent of peer group
• Maintain a strong financial profile with a minimum average equity ratio of 50 percent
Financial Goals
• Initial 2008 Net Financial Earnings (NFE) guidance of $2.13-$2.20/share
 – Increased guidance to $2.17-$2.23 in February

NJNG
New Jersey Natural Gas

New Jersey Natural Gas

Our Core Business
• Provide safe and reliable natural gas services
 to 478,000 customers in Monmouth, Ocean
 and Morris counties
• $953 million of rate base
• $224 million in gross margin in 2007
• Steady rate base growth opportunities
• Approximately 4 million customer interactions per year
• 16 consecutive years with fewest customer complaints with the
 NJBPU
• Maintain over 6,800 miles of pipe

FYTD 2008 Customer Additions

Commercial
14%
Residential
86%

FYTD 2008 Customer Breakdown

New
57%
Conversions
43%

New Jersey Natural Gas

Profitable Customer Growth
• 3,125 new customers FYTD 2008
• 374 existing customer heat
 conversions
• Expected annual gross margin of
 $1.7 million
• 1.6 percent overall customer
 growth rate expected in FY 2008

2013-2023
New Customers = 106,296
Non-heat customers
Non-gas
off main
Non-gas
on main
Conversions = 140,254
Residential Growth Potential
Sources: Arthur D. Little and Harte Hanks
2007-2012
Near main

As of April 2008
Electric Equivalent
Propane Equivalent
Fuel Oil Equivalent
$3,956
$3,308
$2,121
NJNG
$1,288
Competitive Advantage

- NJ regulatory process is reasonable and balanced
  - Responsive to economic impact
  - Considers interests of company and customers
- NJNG maintains a positive relationship with regulators
  - Through continuous and open dialogue
  - Conduit to customers to advance state energy, economic and environmental policies
- Important to find areas of mutual benefit
  - BGSS Incentives
  - CIP

New Jersey Natural Gas

Regulatory Research Associates rates NJ regulation as “Average 2”
Regulatory Relationships

Base Rate Case Overview
• November 20th petition filed
• Requested an increase of $58.4 million, update $73.1 million
• Includes equity capital of approximately $500 million
• Return on equity requested - 11.375 percent
• Proposed rate base of $953 million

Phase	Activity	Date
Filing of Testimony & Discovery	Petition/Pre-filed testimony	11/20/07
	Pre-hearing conference at OAL	1/25/07 & 2/14/08
	Discovery period	Ongoing
	Intervener Testimony filed	4/18/07, 5/09/08 & 5/30/08
	Company Rebuttal Testimony filed	5/23/08 - 6/27/08

Hearings	16 Days Scheduled	Mid June - July
• No delays thus far in schedule
• Timely conclusion of hearings allows time to reach settlement
Rate Case Schedule

Rate Counsel Testimony
• Four subject areas
 – Return on Equity/Capital Structure
 – Depreciation
 – Cash Working Capital
 – Policy
• Recommended 9.5 percent ROE (48 percent equity) vs. 11.375 percent (50 percent equity)
• Recommended $14 million reduction in depreciation expense
• Positions taken were generally anticipated
• Rebuttal testimony in progress

Millions
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
2003
2004
2005
2006
2007
2007
2008
Customer savings
Shareowner margin

New Jersey Natural Gas

Existing Incentives
$24
$34
$37
$43
$45
$24
$24
September 30
March 31
• Off-system sales and capacity release
 – In place since 1992
 – Optimization of capacity assets
 – Sharing formula of 85 percent customer; 15
 percent NJNG
• Storage Incentive (SI)
 – In place since 2004
 – Promotes long-term price stability
 – Promotes cost efficiencies
 – Sharing formula of 80 percent customer; 20
 percent NJNG
• Financial Risk Management (FRM)
 – In place since 1997
 – Promote application of risk management
 techniques
 – Sharing formula of 85 percent customer; 15
 percent NJNG

Proposed Incentive Structure
• Part of 2007 base rate case
• Remain in effect until next base rate case
• No change to off-system/capacity release programs
• FRM
 – Eliminate transaction cost limits/or double the amount
 – Tie volume to BGSS purchase requirement
• SI program
 – Expand the volume from 18 Bcf to 20 Bcf
• Establishes a new winter incentive program
 – Similar to SI program
 – Set volume annually after considering SI and FRM volumes
 – Set benchmark at initial hedges on a ratable basis for November - March
 – Based on these established spreads trading can occur to improve the positions
 – Sharing formula of 80 percent customer, 20 percent NJNG for the difference between the initial hedged benchmark and the final positions

Conserve to Preserve Savings Seal

New Jersey Natural Gas

Conservation Incentive Program
• Approved by the BPU on October 12, 2006
 – Outside of traditional rate proceeding
• Stabilizes NJNG gross margin from:
 – Declining usage
 – Weather
 3-year pilot - effective October 1, 2006
 – NJNG protected for all variations in customer usage
 – New customer programs being launched ($2 million commitment)
• Fiscal YTD 2008 CIP accruals:
 – $7.4 million in weather margin
 – $8.8 million in non-weather margin
• Rate case implications
 – Updated factors in CIP tariff (baselines and margins)
 –  Requested Usage Attrition Adjustment in the event CIP is not extended
 • Adjusts prices based on pre-approved trend

• Continuing to replace existing assets as they expire
• Evaluating midstream opportunities
• Continuing to bid for asset management opportunities
NJRES Key Initiatives
• Expanding into new regions

Firm Transportation
ANR Pipeline Co. - 20,000 dth/d
Columbia Gulf Transmission Co. - 147,933 dth/d
Dominion Transmission Inc. - 18,000 dth/d
Iroquois Gas Transmission System - 20,000 dth/d
Midwestern Gas Transmission Co. - 20,000 dth/d
Tennessee Gas Pipeline Co. - 155,000 dth/d
Texas Eastern Transmission Corp. - 221,000 dth/d
TransCanada PipeLines, Ltd. - 40,000 dth/d
Transcontinental Gas Pipe Line Corp. - 69,857 dth/d
Vector Pipeline, LP - 40,000 dth/d
Caledonia Energy - 3.5 bcf
Tennessee Gas Pipeline - 4.4 bcf
Moss Bluff Hub Part. - 0.5 bcf
Saltville Gas Storage - 0.8 bcf
Washington 10 Storage - 3 bcf
Union Gas Limited - 6.3 bcf
Michigan Consolidated - 4 bcf
Central NY Oil & Gas - 3.2 bcf
Tennessee Gas Pipeline - 1.2 bcf

NJRES Firm Portfolio as of March 2008

No Speculation
• NJRES has little commodity exposure
• When commodity is purchased it is sold concurrently
 – For commodity injected into storage a future month is sold
 – For commodity purchased at one location, another location is sold
• Both storage and transportation assets provide options
• The ability to monetize these options creates the margin

Managing Risk
• Strictly natural gas operation - no electric exposure
• Not a speculative trader
 – Manage assets for primarily hedged positions
• Disciplined risk management guidelines
 – Strict internal controls and credit procedures
 – Daily compliance monitoring by financial department
• IT Systems in place to manage physical assets

Internally-Rated
Investment Grade
11%
Non-Investment
Grade *
4%
Publicly-Rated
Investment Grade
85%

* Credit exposure to non-investment grade companies is
 mitigated through the use of prepayments or Letters of Credit.
97 percent of net sales with investment grade companies
3 months ended March 31, 2008
Updating numbers
Counterparty Credit Ratings

Rockies_Express
Time 3
Time 2
El Paso Northeast Passage
Williams Rockies Connector Line
Kinder Morgan Northeast Express
Pipelines
Dominion Transmission Inc.
Iroquois Gas Transmission System, LP
Tennessee Gas Pipeline Co.
Texas Eastern Transmission Corp.
Transcontinental Gas Pipe Line Corp.
Canadian Imports
LNG Imports
LNG Imports
NEW YORK
STA 249
STAGECOACH
PLEASANT VALLEY
VERMONT
NEW HAMPSHI
MASSAC
RHODE IS
CONNECTICUT
WHITE PLAINS
LEIDY
PENNSYLVANIA
OAKFORD
LAMBERTVILLE
PRINCETON
NEW JERSEY
209
CLARINGTON
STECKMAN RIDGE
STA 195
CROWN LANDING
LEBANON
DELAWARE
MARYLAND
WEST VIRGINIA
COVE POINT LNG
VIRGINIA

Rockies Supply
Steckman Ridge Project Overview

Steckman Ridge
Status
• Negotiating with potential customers
• FERC filing on November 1, 2007
• Expectations moving forward
 – FERC certificate expected shortly
 – Begin construction June 2008
 – Begin customer injections May 2009
 – Commercial operations winter 2009/2010

NJR's Iroquois Ownership Earnings
$2.0
$1.5
$1.0
$0.5
$0.0
(millions)
$0.8
$0.7
$1.0
$1.1
$1.5
2003
2004
2005
2006
2007
September 30

CANADA
VT
NH
MA
NY
RI
CT
PA
NJ
ATLANTIC OCEAN
Iroquois
System Map

Iroquois Pipeline
• 411-mile pipeline system running from the Canadian
 border at Waddington, NY to Long Island & NYC
• 78,100 HP of compression
• 1.2 Bcf/d of peak deliverability
• Commenced operations in 1991

NJR Home Services
• Created in 2000
• Spinout of NJNG Appliance Service
 – Flexibility of Pricing
• Not capital intensive
• Principally a service business (i.e., labor intensive)
• Organic growth
• High quality and service levels
• High productivity

2000
11%
89%
2007
5%
1%
19%
4%
71%
Service Contract
Chargeable
Installations
Plumbing
Other

NJR Home Services

$11.3 million
$27.1 million
NJRHS - Growth in Services

Net Income

$3.0
$2.0
$1.0
$0.0
(Millions)
$0.8
$1.6
$0.6
$1.7
$2.6
2003
2004
2005
2006
2007

NJR Home Services

NJR Home Services

$3.00
$2.25
$1.50
$0.75
$0.00
$1.61
$1.73
$1.80
$1.88
$2.11
$2.61
$2.74
2003
2004
2005
2006
2007
2007
2008

New Jersey Resources

NJR estimates Net Financial Earnings of $2.17 to $2.23 per
basic share in fiscal 2008
* Net of certain items
*
September 30
March 31
Net Financial Earnings per Share

($ millions)	2006 Actual	2007 Actual	2008 Forecast
New Customer	$22.1	$18.7	$18.3
System Replacement/Improvement	27.9	38.2	34.6
Pipeline Integrity	0.0	0.0	15.5
Facilites	0.3	1.3	0.8
Technology	2.0	2.0	5.9
Cost of Removal	6.8	7.3	6.5
Total NJNG *	**$59.1**	**$67.5**	**$81.6**

New Jersey Natural Gas

* Excludes MGP remediation costs, which are recovered through a separate rider
Capital Expenditure Forecast

$1.20
$1.10
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.80
$0.83
$0.87
$0.91
$0.96
$1.01
$1.12
2002
2003
2004
2005
2006
2007
2008

60%
53%
45%
57%
51%
50%
49%
51%
48%
51%
2002
2003
2004
2005
2006
2007
2008E **

Payout Ratio *
Dividend and Payout Ratio
Dividends per Share
* Based on Net Financial Earnings
** Based on mid point of 2008 company guidance

Summary
• Steady utility growth
• Continued growth in utility plant
• Constructive regulatory relations
• Healthy financial profile
• Demonstrated record of consistent financial performance